UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2004

Service Corporation International (Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

On November 29, 2004, Service Corporation International (SCI) issued a press release indicating its intention to participate in the Merrill Lynch Health Services Investor Conference in New York, New York, on November 30, 2004. In conjunction with this investor presentation, SCI intends to introduce key financial target ranges established by the Company to manage long-term liquidity and capital allocation decisions as described in the press release furnished as Exhibit 99.1 to this Form 8-K. In addition, the presentation slides for the Merrill Lynch Health Services Conference are furnished as Exhibit 99.2 to this Form 8-K.

The attached Exhibit 99.1 and Exhibit 99.2 are not filed, but are furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 29, 2004	Service Corporation International

By: /s/ Eric D. Tanzberger Eric D. Tanzberger Vice President and Corporate Controller

Exhibit Index

Exhibit No.

Exhibit 99.1	Press Release of Service Corporation International, dated November 29, 2004, announcing its intention to participate in the Merrill Lynch Health Services Investor Conference in New York, New York, on November 30, 2004.

Exhibit 99.2	Merrill Lynch Health Service Conference presentation slides dated November 30, 2004